UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-09373

                      OPPENHEIMER SENIOR FLOATING RATE FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: JULY 31

                      Date of reporting period: 10/31/2008

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
CORPORATE LOANS--85.1%
CONSUMER DISCRETIONARY--26.3%
AUTO COMPONENTS--1.1%
Allison Transmission, Inc., Sr. Sec. Credit Facilities Term Loan,
   2.75%, 8/7/14(1)                                                  $  2,000,000   $    1,373,572
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 3.75%,
   1/31/15(1)                                                           3,900,000        2,635,749
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 6.75%-8.27%,
   1/31/15(1, 2)                                                        3,423,868        2,313,964
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.857%-6.528%, 12/29/14(1, 2)                               11,565,851        7,040,712
Tranche C, 5.84%-6.238%, 12/28/15(1, 2)                                 3,362,711        2,047,050
Mark IV Industries, Inc./Dayco Products LLC, Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 7.65%-8.48%, 6/21/11(1, 3)           12,055,175        4,098,760
                                                                                    --------------
                                                                                        19,509,807
AUTOMOBILES--2.9%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 4%, 8/3/13(1)                                               7,000,000        3,406,669
Tranche B1, 7.26%, 8/3/13(1, 2)                                        69,236,205       33,694,976
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
   7.59%, 12/16/13(1, 2)                                               20,141,712       11,193,031
                                                                                    --------------
                                                                                        48,294,676
HOTELS, RESTAURANTS & LEISURE--4.0%
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan,
   7/18/11(3, 4)                                                        7,866,484        4,857,554
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
   7/25/13(3, 4)                                                        8,000,000          800,000
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 5.06%, 5/4/13(1, 2)                                       4,752,645        4,455,604
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan,
   Delayed Draw, 5.048%-6.012%, 5/4/13(1, 2)                            6,276,022        5,883,771
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, Tranche 2L, 6.51%, 12/31/14(1, 3)                             13,000,000        5,200,000
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term
   Loan, Delayed Draw:
Tranche A, 5.512%, 11/25/13(1, 2)                                         208,580          141,486
Tranche B, 5.512%, 11/25/13(1, 2)                                         502,520          340,876
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term
   Loan, 5.512%, 11/25/13(1, 2)                                         1,256,301          852,191
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan,
   Delayed Draw, 5.52%, 5/8/14(1, 2)                                    1,440,889          828,871
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   5.813%, 5/5/13(1, 2)                                                 5,984,694        3,949,898
Quiznos Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
   9.512%, 11/5/13(1, 2)                                               12,000,000        7,110,000


                    1 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Sagittarius Restaurant, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 9.50%, 3/2/13(1, 2)                                    $  5,370,236   $    2,604,565
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term Loan,
   Tranche B, 12%, 9/13/10(3, 4, 5)                                     1,930,402          941,071
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 6.02%, 5/25/13(1, 2)                                    706,244          453,762
Tranche B, 6.02%, 5/25/13(1, 2)                                         6,351,622        4,080,917
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan,
   Delayed Draw, 2.25%, 5/25/11(1)                                      4,000,000        2,570,000
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan,
   Delayed Draw, 6.02%, 5/25/11(1, 2)                                   9,342,475        6,002,540
Wimar OpCo LLC/Tropicana Entertainment Co., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 8.25%, 1/3/12(2, 4)                  21,159,256        9,821,428
Yonkers Raceway, Sr. Sec. Credit Facilities Term Loan, 10.688%,
   8/15/11(1, 3)                                                        8,084,539        7,073,972
                                                                                    --------------
                                                                                        67,968,506
HOUSEHOLD DURABLES--0.6%
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 4/3/14(3, 4, 5)                                               10,098,000          992,966
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, 10/3/14(3, 4)                                                  3,000,000           50,001
Springs Window Fashions Division, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 6.563%, 12/30/12(1, 2)             12,524,533        8,454,060
                                                                                    --------------
                                                                                         9,497,027
MEDIA--17.0%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 5.009%, 1/26/13(1, 2)                                    20,024,959       15,356,641
Advanstar Communications, Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 6.012%, 5/15/14(1, 2)                                    19,750,000       11,751,250
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 7.012%, 8/14/14(1, 3)                                         15,489,573       13,475,928
Cequel Communications LLC, Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 7.301%, 5/5/14(1, 2)                                      6,500,000        4,160,000
Cequel Communications LLC, Sr. Sec. Credit Facilities Term Loan,
   4.804%-6.334%, 11/5/13(1, 2)                                         9,332,447        6,920,271
Charter Communications Operation LLC, Sr. Sec. Credit Facilities
   1st Lien Term Loan, 4.918%-5.47%, 3/5/14(1, 2)                      31,188,838       23,484,228
Charter Communications Operation LLC, Sr. Sec. Credit Facilities
   3rd Lien Term Loan, 6.262%, 9/1/14(1, 2)                            22,000,000       14,373,326
Charter Communications, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche T2 Add-On, 8.77%, 3/6/14(1, 2)                         4,975,000        4,176,925
Cinemark USA, Inc., Sr. Sec. Credit Facilities Term Loan,
   4.56%-5.164%, 10/5/13(1, 2)                                         10,074,694        7,723,937
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan,
   4.798%, 5/6/11(1, 2)                                                22,012,528       15,408,769
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 5.041%-5.395%, 6/12/14(1, 2)                             35,000,000       19,075,000


                    2 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
MEDIA CONTINUED
Cumulus Media, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 4.969%-5.164%, 6/11/14(1, 2)                           $  1,956,067   $    1,139,410
Discovery Communications, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 5.762%, 4/30/14(1, 2)                               2,979,862        2,470,305
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, Tranche B, 4.80%, 8/5/12(1, 3)                                 7,238,186        4,523,866
Live Nation, Inc./SFX Entertainment, Inc., Sr. Sec. Credit
   Facilities Term Loan, 7.02%, 6/21/13(1, 3)                           6,434,490        5,179,765
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec. Credit
   Facilities Term Loan:
Tranche E, 3.50%, 1/3/16(1)                                             1,000,000          826,667
Tranche E, 6.50%, 1/3/16(1, 2)                                          4,588,500        3,793,162
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche A,
   3.39%, 9/30/12(1, 3)                                                 9,250,000        6,706,250
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
   10.223%, 11/15/13(1, 2)                                             27,500,000       11,687,500
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities
   Term Loan:
Tranche B Add-On, 7.012%, 4/8/12(1, 2)                                  8,372,500        4,233,345
Tranche B, 7.012%, 4/8/12(1, 2)                                        23,461,673       11,862,808
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 8.21%, 9/14/16(1, 2)                                      7,512,490        4,494,971
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan,
   8.21%, 9/14/16(1, 2)                                                 1,987,510        1,189,193
Paxson Communications Corp., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 8.069%, 1/15/12(1, 2)                                    21,864,810       12,134,969
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 5.368%-5.67%, 2/1/13(1, 2)                                    24,941,029       13,842,271
Quebecor Media, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 6.819%, 1/17/13(1, 3)                                     7,108,911        5,722,673
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st
   Lien Term Loan, Tranche B, 4.82%, 10/31/12(1, 2)                     9,956,151        6,720,402
Sirius Satellite Radio, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 5.438%, 12/13/12(1, 3)                              4,920,000        2,952,000
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   3/5/14(3, 4)                                                        10,465,199        3,322,701
Tribune Increment Co., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 6.393%, 6/4/14(1, 2)                                      4,962,375        1,836,079
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 5.656%, 9/29/14(1, 2)                                5,600,000        3,043,600
Univision Communications, Inc., Sr. Sec. Credit Facilities 2nd
   Lien Term Loan, 7.82%, 3/30/09(1)                                    9,158,713        8,036,771
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan,
   5.902%-6.563%, 11/3/12(1, 2)                                        35,591,169       23,534,660


                    3 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
MEDIA CONTINUED
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
   5.813%, 6/18/15(1, 2)                                             $ 20,511,743   $   12,819,839
                                                                                    --------------
                                                                                       287,979,482
MULTILINE RETAIL--0.4%
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche A, 5.74%, 2/24/10(1, 2)                               19,902,011        7,207,374
SPECIALTY RETAIL--0.3%
BCBG Max Azria Group, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 10.078%-10.244%, 8/10/11(1, 2)                            3,962,257        1,783,016
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit
   Facilities Term Loan, 5.06%, 5/28/13(1, 2)                           4,922,626        2,719,751
                                                                                    --------------
                                                                                         4,502,767
CONSUMER STAPLES--1.4%
FOOD PRODUCTS--0.5%
Dole Food Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.313%-5.50%, 4/12/13(1, 2)                                    405,562          297,243
Tranche C, 5.41%-6.813%, 4/12/13(1, 2)                                  5,398,974        3,957,000
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 6.676%-6.803%, 4/2/14(1, 2)                               5,959,698        4,326,741
                                                                                    --------------
                                                                                         8,580,984
PERSONAL PRODUCTS--0.9%
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities
   Term Loan, 5.06%-6.012%, 3/8/14(1, 2)                               28,424,522       14,567,567
ENERGY--5.4%
ENERGY EQUIPMENT & SERVICES--1.7%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, 8.39%, 4/10/14(1, 2)                                          15,000,000       12,075,000
Beryl Oil & Gas LP, Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 6.819%, 7/14/11(1, 2)                                          5,614,214        4,912,437
Global Geophysical Services, Inc., Sr. Sec. Credit Facilities
   Term Loan, 8.512%, 12/10/14(1, 2)                                   12,902,500       12,321,888
                                                                                    --------------
                                                                                        29,309,325
OIL, GAS & CONSUMABLE FUELS--3.7%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 8.50%, 1/1/14(1, 2)                                        10,632,443        8,080,657
Tranche B2, 8.50%-8.97%, 7/1/10(1, 2)                                   6,090,909        4,629,091
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 6.512%, 6/28/13(1, 2)                                    18,600,123       14,368,595
Pine Praire, Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
   5.62%, 12/31/13(1, 3)                                                3,215,771        2,926,351
Pine Praire, Sr. Sec. Credit Facilities Term Loan, 5.62%,
   12/31/13(1, 2)                                                       7,731,361        7,035,539


                    4 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Western Refining Corp., Sr. Sec. Credit Facilities Term Loan,
   9.25%, 2/8/14(1, 2)                                                $ 34,028,790  $   25,691,737
                                                                                    --------------
                                                                                        62,731,970
FINANCIALS--0.8%
CAPITAL MARKETS--0.3%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan,
   6.118%-6.769%, 11/1/14(1, 2)                                         8,845,525        5,100,922
INSURANCE--0.3%
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 5.656%-6.80%, 4/3/14(1, 2)                               10,785,253        5,122,995
REAL ESTATE INVESTMENT TRUSTS--0.2%
Capital Auto Real Estate Services, Inc., Sr. Sec. Credit
   Facilities Term Loan, 5.47%, 12/16/10(1, 2)                          6,019,814        3,834,622
HEALTH CARE--11.1%
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
CCS Medical Equipment & Uniforms, Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 7.02%, 9/30/12(1, 2)                                21,070,050       13,730,656
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 5.42%-5.762%, 4/30/13(1, 2)                                    6,147,571        4,047,149
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, 8.06%-8.67%, 9/26/13(1, 3)                                     5,000,000        2,456,250
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 6.723%-6.762%, 10/31/14(1, 2)                             9,925,000        7,592,625
                                                                                    --------------
                                                                                        27,826,680
HEALTH CARE PROVIDERS & SERVICES--7.8%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche MMM, 8.62%, 8/22/11(1, 2)                                       6,682,353        4,844,706
Tranche NAMM, 8.62%, 7/27/11(1, 2)                                      1,788,790        1,296,873
Tranche NAMM, 8.62%, 8/22/11(1, 2)                                        992,695          719,704
Tranche PHMC, 8.62%, 8/22/11(1, 2)                                      5,476,341        3,970,347
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 6.393%, 2/14/15(1, 3)                                     6,368,000        5,380,960
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term
   Loan:
Tranche B, 2.25%, 7/2/14(1)                                             1,902,690        1,529,525
Tranche B, 5.06%-5.973%, 7/2/14(1, 2)                                  12,533,235       10,075,154
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term
   Loan, Delayed Draw, 2.25%, 7/2/14(1)                                    97,310           78,225
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term
   Loan, Delayed Draw, 1%, 7/2/14(1, 2)                                   640,992          515,278
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 6.75%-7.25%, 8/10/12(1, 3)                                     6,847,527        5,529,378
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, 11.50%, 2/10/13(1, 3)                                          1,000,000          810,000


                    5 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
   6.012%, 11/18/13(1, 2)                                            $ 14,737,646   $   12,199,087
HVHC, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
   6.012%, 8/1/13(1, 3)                                                 4,408,655        3,262,405
Health Management Associates, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 5.512%, 2/28/14(1, 2)                          7,395,163        5,213,590
HealthCare Partners, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 5.512%, 10/31/13(1, 3)                                    4,599,433        3,898,020
HealthSouth Corp., Sr. Sec. Credit Facilities Term Loan, 5.902%,
   3/10/13(1, 2)                                                       10,982,510        9,126,157
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 5.262%, 11/15/13(1, 3)                                            8,646,000        7,954,320
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 5.719%-5.902%, 10/18/14(1, 2)                                     6,916,696        4,651,478
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.625%, 4/15/13(1, 2)                                        3,329,360        2,621,871
Tranche C, 5.625%, 4/12/13(1, 2)                                        6,624,300        5,216,636
Prospect Medical Group, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 11%, 8/1/14(1, 3)                                         7,155,628        5,366,721
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, Tranche B, 3.77%, 3/31/13(1, 2)                     10,524,816        8,498,789
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit
   Term Loan, 6.79%, 3/4/11(1, 3)                                       1,323,504        1,091,891
Rural/Metro Corp., Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 6.302%-7.593%, 3/4/11(1, 3)                                       5,861,074        4,835,386
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 8.361%, 12/10/10(1, 3)                                           12,271,365        9,510,308
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 6.118%-7.588%, 7/28/13(1, 3)                                  10,290,196        8,129,254
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.762%, 1/4/12(1, 2)                                         5,941,415        4,910,579
Tranche C, 5.762%, 1/4/12(1, 2)                                         1,242,728        1,027,114
                                                                                    --------------
                                                                                       132,263,756
PHARMACEUTICALS--1.6%
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche B,
   6.012%, 4/16/13(1, 2)                                                7,805,328        6,849,175
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 7%, 12/28/13(1, 3)                                        5,858,560        4,774,726
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities Term Loan,
   Delayed Draw, 7%, 12/28/13(1, 3)                                     4,481,051        3,652,057
Talecris Biotherapeutics, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 6.31%, 12/6/13(1, 2)                                13,727,626       12,251,906
                                                                                    --------------
                                                                                        27,527,864
INDUSTRIALS--18.9%
AEROSPACE & DEFENSE--4.5%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term
   Loan, 7.588%, 9/29/12(1, 2)                                            186,600          131,553


                   6 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
AEROSPACE & DEFENSE CONTINUED
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
   5.876%-7.208%, 9/30/13(1, 2)                                      $ 23,608,451   $   16,643,958
BE Aerospace, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 5.87%-6.52%, 7/25/14(1, 2)                                        2,992,500        2,753,100
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 6.958%, 2/21/13(1, 2)                               15,507,882       13,259,239
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 2nd
   Lien Term Loan, 11.208%, 2/21/14(1, 3)                               5,000,000        4,125,000
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of
   Credit Term Loan, 5.37%, 3/21/13(1, 2)                               6,324,611        4,933,197
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
   5.06%, 3/21/13(1, 2)                                                 3,497,884        2,728,350
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 8.864%, 12/30/12(1, 2)                                   19,877,197       13,317,722
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 8.566%, 6/30/13(1, 3)                                     8,134,754        4,677,483
L-1 Identity Solutions, Inc., Sr. Sec. Credit Facilities Term
   Loan, 7.50%, 8/5/13(1, 2)                                            2,000,000        1,785,000
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan,
   7.313%, 2/3/14(1)                                                   20,000,000       11,500,000
                                                                                    --------------
                                                                                        75,854,602
AIR FREIGHT & LOGISTICS--1.2%
Evergreen International Aviation, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 9.59%, 10/31/11(1, 2)                22,794,540       17,380,837
Evergreen International Aviation, Inc., Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 16.975%, 4/30/13(1, 3)                3,030,529        2,272,896
                                                                                    --------------
                                                                                        19,653,733
BUILDING PRODUCTS--0.9%
Champion Opco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
   6.251%, 5/11/13(1, 2)                                                2,193,750        1,096,875
Custom Building Products, Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 5.164%, 10/20/11(1, 2)                                    4,032,011        3,144,968
Custom Building Products, Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 7.869%, 4/20/12(1, 3)                                     1,000,000          700,000
PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 9.02%, 2/14/12(1, 2)                                           5,438,477        4,486,744
United Subcontractors, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, Tranche B, 7.30%-8.24%, 12/27/12(1, 3)                   11,784,293        6,481,361
                                                                                    --------------
                                                                                        15,909,948
COMMERCIAL SERVICES & SUPPLIES--6.3%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 7.75%, 1/29/15(1, 2)                               15,500,000       13,833,750
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   Tranche B, 5.798%-7.11%, 7/2/14(1, 2)                               10,015,000        7,494,555
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 7.377%-7.50%, 5/21/15(1, 2)                                       9,975,000        7,946,754


                   7 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-2, 5.948%-6.512%, 9/24/14(1, 2)                            $  3,471,121   $    2,569,870
Tranche B-3, 5.948%-6.512%, 9/24/14(1, 2)                               7,462,312        5,503,454
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 10.082%, 6/22/13(1, 3)                                   10,942,841        5,334,635
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche
   B, 5.303%-7.024%, 5/18/14(1, 2)                                     12,941,652        9,997,430
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche A, 10.963%, 8/16/09(1, 2)                        25,044,332       23,792,116
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 5.954%, 2/21/15(1, 2)                          9,949,622        7,064,232
West Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B3,
   5.594%-5.779%, 10/24/13(1, 2)                                       18,594,511       12,039,946
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, Tranche B, 8.42%, 10/17/10(1, 2)                         15,963,096       10,974,629
                                                                                    --------------
                                                                                       106,551,371
ELECTRICAL EQUIPMENT--0.4%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 5.47%, 11/29/13(1, 2)                              10,440,522        7,143,061
INDUSTRIAL CONGLOMERATES--2.0%
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 5.813%, 3/31/11(1, 3)                                    12,984,570       12,189,265
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan,
   10%, 10/1/13(1, 2)                                                  26,043,790       21,095,470
                                                                                    --------------
                                                                                        33,284,735
MACHINERY--1.3%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   4.81%, 5/31/14(1, 2)                                                15,783,869       12,232,499
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 5.41%, 7/2/14(1, 2)                                      11,609,127        8,416,617
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan,
   Delayed Draw, 5.41%, 7/2/14(1, 2)                                    1,364,144          989,004
                                                                                    --------------
                                                                                        21,638,120
ROAD & RAIL--2.3%
RailAmerica, Inc. (Canadian), Sr. Sec. Credit Facilities Term
   Loan, 7.883%, 8/14/09(1, 2)                                          1,605,120        1,436,582
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan, 7.883%,
   8/14/09(1, 2)                                                       24,794,880       22,191,418
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term
   Loan, 7.131%-7.275%, 10/12/14(1, 2)                                 20,983,205       15,947,236
                                                                                    --------------
                                                                                        39,575,236
INFORMATION TECHNOLOGY--3.9%
INTERNET SOFTWARE & SERVICES--0.3%
Dealer Computer Services, Inc., Sr. Sec. Credit Facilities 2nd
   Lien Term Loan, 8.671%, 11/1/13(1, 3)                                8,000,000        4,760,000


                   8 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
IT SERVICES--1.5%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
   6.148%-7.02%, 12/20/12(1, 2)                                      $ 11,490,769   $    8,618,077
Caritor, Inc., Sr. Sec. Credit Facilities Letter of Credit Term
   Loan, 6.145%, 5/17/13(1, 2)                                            140,515           81,265
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 6.02%,
   5/17/13(1, 2)                                                       29,065,381       16,809,469
                                                                                    --------------
                                                                                        25,508,811
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.2%
Flextronics International Ltd., Sr. Sec. Credit Facilities Term
   Loan, Delayed Draw:
Tranche A1, 7.069%, 10/1/14(1, 2)                                         869,506          667,346
Tranche A2, 6.012%, 10/1/14(1, 2)                                         449,971          345,353
Tranche A3, 6.012%, 10/1/14(1, 2)                                         524,966          402,912
Flextronics International Ltd., Sr. Sec. Credit Facilities Term
   Loan, 6.133%-7.069%, 10/1/14(1, 2)                                   3,025,883        2,322,366
                                                                                    --------------
                                                                                         3,737,977
SOFTWARE--1.9%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   6.012%, 5/9/14(1, 2)                                                10,546,605        7,224,424
Nuance Communications, Inc., Sr. Sec. Credit Facilities
   Incremental Term Loan, Tranche B2, 5.37%, 3/31/13(1, 2)              9,546,637        7,191,797
Nuance Communications, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 5.37%, 3/31/13(1, 2)                                2,656,899        2,001,529
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 6.639%, 5/9/14(1, 2)                                     21,115,385       15,308,654
                                                                                    --------------
                                                                                        31,726,404
MATERIALS--6.9%
CHEMICALS--2.8%
Brenntag AG, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
   7.071%, 6/30/15(1, 3)                                                1,000,000          630,000
Cristal Inorganic Chemicals Ltd., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 6.012%, 5/15/14(1, 2)                                4,952,550        3,194,395
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term
   Loan:
Tranche C-1, 6.188%, 5/5/13(1, 2)                                       8,088,340        5,628,134
Tranche C-2, 6.063%, 5/5/13(1, 2)                                       1,681,293        1,169,899
Tranche C-4, 5.063%, 5/5/13(1, 2)                                       6,326,361        4,402,091
Tranche C-5, 6.063%, 5/3/13(1, 2)                                       1,481,250        1,030,703
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 4.969%, 8/16/12(1, 2)                                     6,550,487        5,696,585
Lucite International Holdings LLC, Sr. Sec. Credit Facilities
   Term Loan, Delayed Draw, 5.05%, 7/19/13(1, 2)                        1,899,534        1,513,296
Lucite International Holdings LLC, Sr. Sec. Credit Facilities
   Term Loan, 5.37%, 7/7/13(1, 2)                                       3,898,130        3,537,553
LyondellBassell Chemical Co., Sr. Sec. Credit Facilities Term
   Loan, Tranche B2, 3.75%, 12/22/14(1)                                 1,990,000        1,203,950


                    9 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
CHEMICALS CONTINUED
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, 9.045%,
   1/23/15(1, 2)                                                     $  9,448,700   $    7,834,550
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B,
   6.762%, 10/10/14(1, 2)                                               4,173,475        2,926,649
Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   2/10/09(3, 4)                                                       16,822,427        9,042,054
                                                                                    --------------
                                                                                        47,809,859
CONTAINERS & PACKAGING--1.4%
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 5.50%-9.262%, 9/28/14(1, 3)                              24,199,999        9,377,501
Consolidated Container Co., Sr. Sec. Credit Facilities Property,
   Plant & Equipment Term Loan, 5.656%, 3/23/14(1, 2)                   3,865,000        2,351,207
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 5.063%-6.313%, 10/18/11(1, 2)                            13,233,992       10,838,639
                                                                                    --------------
                                                                                        22,567,347
METALS & MINING--1.0%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan,
   6.313%, 12/19/13(1, 2)                                               8,269,019        5,409,319
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 6.938%, 1/28/10(1, 2)                                         13,443,871       11,696,168
                                                                                    --------------
                                                                                        17,105,487
PAPER & FOREST PRODUCTS--1.7%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc.,
   Sr. Sec. Credit Facilities Term Loan, Tranche B, 11.75%,
   3/31/09(1, 2)                                                       26,544,068       23,093,339
NewPage Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
   7%, 11/5/14(1, 2)                                                    7,547,222        6,161,771
                                                                                    --------------
                                                                                        29,255,110
TELECOMMUNICATION SERVICES--4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.7%
FairPoint Communications, Inc., Sr. Sec. Credit Facilities Term
   Loan:
Tranche A, 6.313%, 3/31/14(1, 2)                                        4,000,000        3,110,000
Tranche B, 6.563%, 3/31/15(1, 2)                                        3,880,000        2,740,250
Hawaiian Telcom Communications, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche C, 6.262%, 6/1/14(1, 2)                          11,000,000        5,995,000
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
   Tranche B1, 6.012%, 5/31/14(1, 2)                                   30,400,324       15,732,168
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 7.762%, 7/12/13(1, 2)                         22,331,250       16,413,469
Time Warner Telecom, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 5.71%, 1/7/13(1, 2)                                       1,043,853          855,959
                                                                                    --------------
                                                                                        44,846,846
WIRELESS TELECOMMUNICATION SERVICES--1.3%
Alltel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
   Tranche B-1, 5.902%, 5/15/15(1, 2)                                   4,949,749        4,723,916


                   10 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
WIRELESS TELECOMMUNICATION SERVICES CONTINUED
Tranche B-2, 5.316%, 5/15/15(1, 2)                                   $  5,909,573   $    5,640,687
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Tranche B,
   5.81%-6.52%, 10/23/14(1, 2)                                         14,475,262       11,085,634
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Delayed
   Draw, Tranche B, 5.89%-6.77%, 10/23/14(1, 2)                         1,648,194        1,262,241
                                                                                    --------------
                                                                                        22,712,478
UTILITIES--6.4%
ELECTRIC UTILITIES--6.4%
Ashmore Energy International, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 6.762%, 3/30/14(1, 2)                              18,325,963       12,186,765
Ashmore Energy, Inc., Sr. Sec. Credit Facilities Revolving Credit
   Loan, 6.762%, 3/30/14(1, 3)                                            195,731          130,161
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan,
   9.133%, 1/16/15(1, 2)                                               18,184,830       13,820,471
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities
   1st Lien Term Loan, 9.762%, 8/26/09(1, 2)                           18,180,058       17,589,206
Guadalupe Power Plant, Inc., Sr. Sec. Credit Facilities Term
   Loan, 5.287%, 12/31/09(1, 3)                                         6,049,243        5,807,273
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term
   Loan, 7.02%, 3/8/13(1, 2)                                            3,303,954        2,570,476
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 7.262%, 8/16/13(1, 2)                                    11,000,000        6,875,000
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term Loan,
   6.762%, 10/30/14(1, 2)                                              22,266,707       20,262,704
MACH Gen LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
   4.81%, 2/22/14(1, 2)                                                 7,653,887        7,118,115
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
   9.795%, 2/15/15(1, 3)                                                3,077,740        1,869,727
MACH Gen LLC, Sr. Sec. Credit Facilities Letter of Credit Term
   Loan, 5.762%, 2/22/14(1, 2)                                            807,103          750,606
Texas Competitive Electric Holdings Company LLC, Sr. Sec. Credit
   Facilities Term Loan:
Tranche B1, 6.303%-7.64%, 10/10/14(1, 2)                                4,974,874        3,916,162
Tranche B3, 6.303%-7.64%, 10/10/14(1, 2)                               13,887,255       10,842,475
USPF Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 6.265%,
   4/11/14(1, 3)                                                        6,478,076        4,793,776
                                                                                    --------------
                                                                                       108,532,917
                                                                                    --------------
Total Corporate Loans (Cost $1,965,242,870)                                          1,440,000,366
LOAN PARTICIPATIONS--1.4%
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr.
   Sec. Credit Facilities Term Loan, 7.67%, 6/24/11(1, 3)              15,224,427       13,778,106
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of
   Credit Term Loan, 7.67%, 6/24/11(1, 3)                               1,302,334        1,178,612
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term
   Loan, 7.67%, 6/24/11(1, 3)                                           7,617,547        6,893,879
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit
   Term Loan, 6.79%, 3/4/11(1, 3)                                       1,647,059        1,358,824


                   11 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

                                                                       PRINCIPAL
                                                                        AMOUNT           VALUE
                                                                     ------------   --------------
Total Loan Participations (Cost $25,734,229)                                        $   23,209,421
CORPORATE BONDS AND NOTES--1.4%
Cognis GmbH, 4.819% Sr. Sec. Bonds, 9/15/13(1, 3)                    $  1,450,000          812,000
Dole Food Co., Inc., 8.625% Sr. Nts., 5/1/09(2)                        23,399,000       21,176,092
LightPoint CLO Ltd. VII, 6.804% Collateralized Loan Obligations,
   Sub. Deferrable Nts., Series 2007-7A, Cl. D, 5/15/21(1, 3)           4,500,000          740,250
Paxson Communications Corp., 11.003% Sr. Sec. Nts.,
   1/15/13(1, 2, 6)                                                     5,257,450        1,853,251
                                                                                    --------------
Total Corporate Bonds and Notes (Cost $33,923,124)                                      24,581,593

                                                                        SHARES
                                                                     ------------
INVESTMENT COMPANY--31.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.95%(7, 8)
   (Cost $533,194,976)                                                533,194,976      533,194,976
TOTAL INVESTMENTS, AT VALUE (COST $2,558,095,199)                           119.4%   2,020,986,356
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (19.4)    (328,964,739)
                                                                     ------------   --------------
NET ASSETS                                                                  100.0%  $1,692,021,617
                                                                     ============   ==============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) All or a portion of the security has been segregated for collateral to cover borrowings. See accompanying Notes.

(3.) Illiquid security. The aggregate value of illiquid securities as of October
     31, 2008 was $232,428,337, which represents 13.74% of the Fund's net assets. See accompanying Notes.

(4.) Issue is in default. See accompanying Notes.

(5.) Non-income producing security.

(6.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,853,251 or 0.11% of the Fund's net assets as of October 31, 2008.

(7.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         SHARES         GROSS          GROSS           SHARES
                                                     JULY 31, 2008    ADDITIONS     REDUCTIONS    OCTOBER 31, 2008
                                                     -------------   -----------   ------------   ----------------
Oppenheimer Institutional Money Market Fund, Cl. E     214,566,851   968,628,125    650,000,000     533,194,976

                                                                                       VALUE            INCOME
                                                                                   ------------   ----------------
Oppenheimer Institutional Money Market Fund, Cl. E                                 $533,194,976      $1,065,643

(8.) Rate shown is the 7-day yield as of October 31, 2008.


                   12 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of October 31, 2008:

                                                                           OTHER FINANCIAL
VALUATION DESCRIPTION                          INVESTMENTS IN SECURITIES     INSTRUMENTS*
--------------------------------------------   -------------------------   ---------------
Level 1--Quoted Prices                               $  533,194,976          $         --
Level 2--Other Significant Observable Inputs          1,486,979,380           (15,769,278)
Level 3--Significant Unobservable Inputs                    812,000                    --
                                                     --------------          ------------
   Total                                             $2,020,986,356          $(15,769,278)
                                                     ==============          ============

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

CREDIT DEAFAULT SWAP CONTRACTS AS OF OCTOBER 31, 2008 ARE AS FOLLOWS:

                                                                                  PAY/
                                                      BUY/SELL                  RECEIVE                 UPFRONT
                                                       CREDIT       NOTIONAL     FIXED   TERMINATION    PAYMENT
SWAP COUNTERPARTY                  REFERENCE ENTITY  PROTECTION  AMOUNT (000S)    RATE       DATE       RECEIVED       VALUE
---------------------------------  ----------------  ----------  -------------  -------  -----------  -----------  ------------
Citibank NA, New York              LCDX.NA.10 Index  Sell           $50,000       3.25%    6/20/13    $ 8,664,236  $ (5,256,426)
Credit Suisse International:
                                   LCDX.NA.10 Index  Sell            25,000       3.25     6/20/13      4,394,618    (2,628,213)
                                   LCDX.NA.10 Index  Sell            25,000       3.25     6/20/13      3,957,118    (2,628,213)
                                   LCDX.NA.10 Index  Sell            25,000       3.25     6/20/13      4,207,118    (2,628,213)
                                                                                                      -----------  ------------
                                                                                                       12,558,854    (7,884,639)
JPMorgan Chase Bank NA, NY Branch  LCDX.NA.10 Index  Sell            25,000       3.25     6/20/13      3,957,118    (2,628,213)
                                                                                                      -----------  ------------
                                                                                                      $25,180,208  $(15,769,278)
                                                                                                      ===========  ============

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                   13 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.



                   14 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

As of October 31, 2008, securities with an aggregate market value of $1,463,209,787, representing 86.48% of the Fund's net assets were comprised of Senior Loans, of which $230,876,087 representing 13.64% of the Fund's net assets, were illiquid.

SECURITY CREDIT RISK. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund's investments in senior loans are subject to risk of default. As of October 31, 2008, securities with an aggregate market value of $29,827,775, representing 1.76% of the Fund's net assets, were in default.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in teh contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or losss on the Statement of Operations in the annual and semiannual r eports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the


                   15 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.

ILLIQUID SECURITIES

As of October 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $515,277 at October 31, 2008. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $515,277 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.

BORROWINGS

The Fund can borrow money from banks in an amount up to one third its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as "leverage"). The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest changes. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations in the annual and semiannual reports.

The Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (3.7097% as of October 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee for a liquidity backstop facility with respect to the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notification.


                   16 | OPPENHEIMER SENIOR FLOATING RATE FUND

Oppenheimer Senior Floating Rate Fund

STATEMENT OF INVESTMENTS OCTOBER 31, 2008 / UNAUDITED

As of October 31, 2008, the Fund had borrowings outstanding at an interest rate of 3.7097%. Details of the borrowings for the period ended October 31, 2008 are as follows:

Average Daily Loan Balance    $55,510,870
Average Daily Interest Rate         3.595%
Fees Paid                     $ 7,581,849
Interest Paid                 $    23,360

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,567,760,917
Federal tax cost of other investments      (25,180,208)
                                        --------------
Total federal tax cost                  $2,542,580,709
                                        ==============

Gross unrealized appreciation           $   12,120,508
Gross unrealized depreciation             (549,484,139)
                                        --------------
Net unrealized depreciation             $ (537,363,631)
                                        ==============


                   17 | OPPENHEIMER SENIOR FLOATING RATE FUND



ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2008, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:   /s/ John V. Murphy
      ---------------------------------
      John V. Murphy
      Principal Executive Officer

Date: 12/12/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------------
      John V. Murphy
      Principal Executive Officer

Date: 12/12/2008

By:   /s/ Brian W. Wixted
      ---------------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 12/12/2008